EXHIBIT NO. 99.6

                            INDEMNIFICATION AGREEMENT

            THIS INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of October 8, 2003, is made by PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Indemnitor"), for the benefit of UST XI DEARBORN, LTD.., a Florida limited partnership ("UST") and DEARBORN CENTER, L.L.C., a Delaware limited liability company ("Dearborn Center") (together, the "Indemnitee").

                               R E C I T A L S:
                               ---------------


            A. Indemnitor and WELP Chicago, L.C. , a Florida limited liability company ("WELP") are parties to that certain Contribution Agreement, dated as of August 4, 2003, as amended by that certain First Amendment to Contribution Agreement, dated as of August 18, 2003, as amended by that certain Second Amendment to Contribution Agreement, dated as of August 29, 2003, and as further amended by that certain Third Amendment to Contribution Agreement, dated as of October 8, 2003 (as amended, the "Contribution Agreement"), whereby PGRLP will cause a membership interest in Dearborn Center to be issued to UST.


            B. In connection with the Contribution Agreement, Indemnitor will escrow certain funds with Near North National Title Corporation pursuant to that certain Existing Tenant Improvements and Citadel Cash Escrow Account, in order to secure Indemnitor's obligations under the Contribution Agreement.

            C. Pursuant to the Contribution Agreement, Indemnitor has agreed to execute this Agreement in order to provide further indemnifications and guaranties as set forth below.

                                A G R E E M E N T

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants and covenants to Indemnitees as follows:

     1. Capitalized Terms. Capitalized terms not defined herein shall have the meaning attributed to such term in the Contribution Agreement.


     2. Indemnification. Indemnitor hereby agrees to defend, protect, indemnify and hold harmless Indemnitee from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against Indemnitee (including reasonable attorneys' fees and other reasonable out of pocket costs and expenses of defense), except to the extent caused by any act or omission of Indemnitee (collectively, the "Indemnified Matters"), based on, or arising or resulting from (i) Indemnitor's obligations under the Contribution Agreement with respect to the payment of all completion costs for shell and core of the Project and all costs relating to tenant improvements and allowances with respect to Existing Leases (as set forth on Exhibit XIV attached to the Contribution Agreement);
(ii) Indemnitor's obligations under the Contribution Agreement with respect to the Landlord Reimbursement Obligations under the Citadel Lease; (iii) the non payment of any brokerage commission or compensation of any kind due under the Existing Leases, as described on Exhibit X attached to the Contribution Agreement; (iv) any liability and obligations of Dearborn Center under that certain Redevelopment Agreement, dated as of August 1, 2002, as amended, which are incurred prior to the date hereof; (v) any claim against or liability of Dearborn Center regarding the Bank One Rights; and (vi) any claim that may be asserted against either party comprising Indemnitee for any alleged obligation or liability arising from or related to events occurring prior to the date hereof as described in Sections 8.6A and 9.1T of the Contribution Agreement. For purposes of this Agreement, no act or omission of PGRLP shall be attributable to Dearborn Center.

     3. Reimbursement. Indemnitor agrees to reimburse Indemnitee for all sums paid and all costs incurred by Indemnitee with respect to any Indemnified Matter within thirty (30) days following written demand therefor.

     4. No Limitation on Liability. Indemnitor acknowledges that the amounts deposited into the Existing Tenant Improvements Escrow and Citadel Cash Escrow Accounts shall in no way limit the extent of Indemnitor's liability under Paragraph 2 above.

     5. Miscellaneous.

            (a) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

            (b) All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, and vice versa, as the identity of the parties or the context requires.

            (c) This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which together shall constitute one and the same instrument.

            (d) All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by facsimile transmission, or by overnight courier (such as Federal Express), addressed as follows:


            If to PGRLP:      Prime Group Realty, L.P.
            -----------       77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attention:  Stephen J. Nardi
                              Fax: 312/917-1684

            With a copy to:   Prime Group Realty Trust
                              77 West Wacker Drive
                              Suite 3900
                              Attention:  James F. Hoffman, Esq.
                              Chicago, Illinois 60601
                              Fax: 312/917-1684

            And to:           Jenner & Block, LLC
                              One IBM Plaza
                              330 North Wabash Avenue
                              Chicago, Illinois 60611
                              Attention:  Donald I. Resnick
                              Fax:  312/840-7656

            If to UST:        c/o Estein and Associates, Ltd.
            ---------         5211 International Drive
                              Orlando, Florida 32819
                              Attention:  Lothar Estein
                              Fax: 407/354-3243

            With a copy to:   Boose  Casey  Ciklin  Lubitz
                              Martens  McBane  & O'Connell
                              515 North Flagler Drive, 18th Floor
                              West Palm Beach, Florida  33401
                              Attn: Dean Vegosen
                              Fax: 561/820-0389

            If to Dearborn Center:  Dearborn Center, L.L.C.
            ---------------------   c/o Estein and Associates, Ltd.
                                    5211 International Drive
                                    Orlando, Florida 32819
                                    Attention:  Lothar Estein
                                    Fax:  407/354-3243

            With a copy to:   Boose  Casey  Ciklin  Lubitz
                              Martens  McBane  & O'Connell
                              515 North Flagler Drive, 18th Floor
                              West Palm Beach, Florida  33401
                              Attn: Dean Vegosen
                              Fax: 561/820-0389

            (e) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver discharge or termination is in writing and signed by each of the parties hereto.

            (f) Paragraph headings are inserted solely for ease of reference and shall not be construed to enlarge, modify or limit the provisions hereof.

            (g) In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reimbursement of the cost and expenses thereof from the other party or parties, including reasonable attorneys' fees and including such costs, expenses and fees incurred on appeals of such litigation.

            (h) Indemnitor and Indemnitee (by acceptance hereof), having been represented by counsel, each knowingly and voluntarily waive any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith and agrees that any such action or proceeding will be tried before a court and not before a jury.

            (i) Indemnitor and Indemnitee hereby agree that all proceeds or actions in any way arising out of or related to this Agreement will be litigated in courts having sites in Chicago, Illinois. Indemnitor and Indemnitee hereby consent and submit to the jurisdiction of any court located within Chicago, Illinois, waive personal service of process and agree that all such service or process may be made by registered mail directed to either Indemnitor or Indemnitee at the address stated herein and service so made will be deemed to completed upon actual receipt.




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            IN WITNESS  WHEREOF,  this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

                                   INDEMNITOR:

                                    PRIME  GROUP  REALTY,   L.P.,  a  Delaware
                                    limited partnership

                                    By:   Prime   Group   Realty   Trust,    a
                                          Maryland  real  estate  trust,   its
                                          managing general partner

                                          By:   /s/ Jeffrey A. Patterson
                                                --------------------------------
                                          Name: Jeffrey A. Patterson
                                                --------------------------------
                                          Its:  Co-President
                                                --------------------------------